                  -------------------------------------------

                                      TRUST
                                       ---
                                for Credit Unions



                  -------------------------------------------









                                  Annual Report
                     -------------------------------------
                                 August 31, 1996

Dear TCU Investor,

     Thank you for your support of the Trust for Credit Unions (TCU) over the past year. Since the first TCU portfolio opened in 1988, over 300 credit unions have invested in the portfolios. As of August 31, 1996, TCU's assets totaled more than $1.4 billion, accounting for over two-thirds of credit unions' mutual fund investments.* We are pleased that so many credit unions have made TCU part of their investment strategy.

     Over the past year, the level of total credit union investments increased slightly (up 4.2% from June 1995 to June 1996) and credit unions' mutual fund investments grew by 4.0%.* During the same period, TCU's assets increased by over $100 million, reflecting its competitive performance and ease of liquidity.

     We are pleased to report that all of the TCU portfolios have performed very well for the 12 months ended August 31, 1996, outperforming their benchmarks. The portfolios' strong results during the period were largely due to successful sector allocation and security selection by Goldman Sachs Asset Management, the investment adviser.

     On September 30, 1996, three Trustees were elected at a special shareholder meeting. These Trustees were Rudolf J. Hanley, Chief Executive Officer of Orange County Federal Credit Union; Betty G. Hobbs, President and Chief Executive Officer of Tennessee Teachers Credit Union; and John P. McNulty, General Partner of Goldman, Sachs & Co. and Co-Head of Goldman Sachs Asset Management. For additional details and information on the other matters approved at the shareholder meeting, please refer to the "Unaudited Supplemental Information" section.

     The upcoming year will undoubtedly bring many challenges and opportunities to the credit union community. We look forward to working with you to help you meet your future financial needs.

Sincerely,


/s/ Wendell A. Sebastian                        /s/ Robert F. Deutsch

Wendell A. Sebastian                            Robert F. Deutsch
President                                       Vice President
Callahan Financial Services, Inc.               Goldman Sachs Asset Management
and Trust for Credit Unions                     and Trust for Credit Unions

September 30, 1996


*Source: Callahan & Associates, Inc.

Dear TCU Investor,

     We are pleased to have the opportunity to review the performance of each of the Trust for Credit Unions portfolios for the 12-month period ended August 31, 1996. To help put your portfolios' performance in perspective, the following is a brief overview of some of the key events affecting the economy and financial markets during the period.

Economic Review:  Economy Accelerated Following Year-End Weakness

     The economy nearly ground to a halt in late 1995, with fourth-quarter real Gross Domestic Product (GDP) growing at only 0.5% (annualized), in large part due to bloated inventories and anemic consumer spending. During January and February 1996, the government delays in releasing economic data and the distorting effects of the harsh winter storms made it difficult to get an accurate reading on the economy's health. However, when data finally became available, it became clear that the economy rebounded faster than expected, recording real GDP growth of 2.0% for the first quarter of 1996. Growth continued to accelerate during the second quarter, with trade, factory orders, automobile sales and industrial production all showing significant improvement. As a result, GDP increased a robust 4.8% during the second quarter, its highest rate in two years.

     The pace of economic growth appeared to moderate in July, somewhat tempering concerns of potential overheating. July employment growth was below expectations, housing starts and manufacturing data were weak, and retail sales, while stronger than expected, were nevertheless still relatively soft. In August, key indicators sent mixed signals regarding the economy's health, leading investors to rapidly change their views from slowing growth to strengthening and back again as the latest reports became available. For example, in August, retail sales and industrial production were sluggish. In contrast, the unemployment rate fell to the lowest level in more than seven years, reviving fears of rising labor costs. However, inflation remained under control, as lower than expected producer- and consumer-price data for August eventually indicated.

Bond Market Sold Off Following a 1995 Rally, Then Stabilized During the Summer

     In September 1995, the U.S. bond market began to trend higher following a generally lackluster summer. The rebound continued from October through January 1996, as weak economic data and tame inflation helped fuel robust upward momentum. However, in February 1996 the bond market began to falter, and a sharp rise in interest rates triggered a dramatic decline in bond prices that continued from March through the beginning of May. The primary catalysts of the abrupt sell-off were stronger than expected economic and job growth as well as surging commodity prices, which aroused investors' fear of higher inflation and increased bond market volatility. Though the bond market stabilized from mid-May through July and briefly surged in early August, it had come under pressure again by the end of August.

     During the period, the yield curve shifted upward and steepened dramatically everywhere but at the shortest end. The yield on six-month Treasury bills fell slightly from 5.51% on August 31, 1995 to approximately 5.48% on August 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.65% a year ago to 7.12%, breaking the psychologically important 7.0% level. For the 12-month period ended August 31, 1996, the total returns of the one-year and 30-year Treasuries were 5.40% and -0.79%, respectively.

Historical Treasury Yield Curve

[GRAPH CHART APPEARS HERE]

                        8/31/95         8/31/96
                        -------         -------
3-Month                 5.44%           5.28%
6-Month                 5.51%           5.48%
1-Year                  5.63%           5.89%
2-Year                  5.85%           6.34%
3-Year                  5.94%           6.52%
5-Year                  6.07%           6.73%
10-Year                 6.29%           6.94%
30-Year                 6.65%           7.12%


Source:  Bloomberg, L.P.

The yield curve shifted upward and steepened considerably in the one- to five-year range.

The Fed Eased in December and January, Then Remained Neutral

     The U.S. Federal Reserve ("the Fed") left the Federal funds rate unchanged at 5.75% from September 1995 through November. However, in response to generally sluggish year-end 1995 economic conditions, the Fed cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. Despite stronger than expected growth during the second half of the fund's fiscal year, the Fed remained neutral and left the Federal funds rate at 5.25% as of August 31, 1996.

The ARM Market Strengthened as Prepayment Risk Declined

     The performance of adjustable rate mortgage securities (ARMs), which represent a significant portion of the non-money market TCU portfolios, was closely linked to the changing direction of interest rates during the period. In September 1995, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in increased refinancing activity and widening spreads between ARMs and Treasuries. Prepayments continued to depress the ARM market, reaching a high in February 1996, when long-term interest rates began to rise. From February through August, spreads between ARMs and Treasuries tightened significantly as mortgage prepayment fears eased. In terms of the market's technical balance, strong investor demand for ARMs, coupled with no significant new issuance from agencies and declining private label supply, have supported ARM prices. In addition, the ARM market benefited from strong inflows from nontraditional buyers, such as "crossover" corporate bond investors, seeking more attractive relative spreads from short-duration instruments.

Economic Outlook: Healthy Economic Growth for the Near Term

     Key economic indicators continue to send mixed signals, with economists divided on whether the economy's momentum will slow or strengthen in the coming months. As of this writing, the pause in growth during the summer appears temporary, rather than indicative of a deeper, more sustained slowdown. The Fed's "wait and see" stance is likely to continue until more convincing signs of inflation emerge as policy makers attempt to strike a balance between containing inflation and not snuffing out growth.

TCU Money Market Portfolio

Objective

     The objective of the TCU Money Market Portfolio (MMP) is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity through investments in high-quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

     For the 12-month period ended August 31, 1996, the TCU Money Market Portfolio had an average annual total return of 5.51%, outperforming Donoghue's All-Taxable Money Market Index total return of 5.08%. As of August 31, 1996, the portfolio had a seven-day current yield of 5.13% and an effective yield of 5.26%./1/

Portfolio Composition and Investment Strategies

     During the first half of the portfolio's fiscal year, September 1995 through February 1996, we lengthened the portfolio's weighted average maturity as short-term interest rates declined. When the near-term direction of short-term interest rates became less clear during the latter half of the year, the portfolio's weighted average maturity was shortened.

     As of August 31, the portfolio's largest sector allocation continued to be repurchase agreements (70.8%), to help credit unions meet their liquidity needs. During the period, we reduced the portfolio's weighting in domestic bank notes to 3.5% from 10.4% a year ago in favor of domestic certificates of deposit (CDs) (12.9%), which were more plentiful. Other holdings included Federal funds (7.0%), bankers' acceptances (3.5%) and variable rate obligations (2.3%).

     The portfolio's Eurodollar CDs matured during the period, but we did not roll the position over when we determined that the sector was not priced at enough of a premium over domestic alternatives. In addition, we did not roll over the portfolio's investments in U.S. government agency securities because the spread between bank obligations and government agencies widened, rendering agencies less attractive than alternative investments.

__________________
/1/ Please note that an investment in the portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00.

                  Portfolio Composition as of August 31, 1996*

                             [PIE CHART APPEARS HERE]
Variable Rate Obligations 2.3%
Banker's Acceptances 3.5%
Bank Notes 3.5%
Federal Funds 7.0%
Certificates of Deposits 12.9%
Repurchase Agreements 70.8%

* These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

     Going forward, we currently forecast rising rates during the remainder of 1996 into early 1997. Therefore, we expect the portfolio to operate with a relatively short average maturity of 10 to 20 days over the next few months. We intend to continue stressing high-quality securities and will structure the portfolio in an attempt to remain competitive with other short-term investments.

TCU Government Securities Portfolio

Objective

     The TCU Government Securities Portfolio (GSP) seeks a high level of current income consistent with low volatility of principal by investing in obligations authorized under the Federal Credit Union Act. Operating since July 10, 1991, the portfolio invests primarily in ARMs issued by the U.S. government, its agencies or instrumentalities. The TCU GSP's maximum duration is equal to that of a two-year U.S. Treasury security, and its target duration is to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. As of August 31, 1996, its actual duration was 0.78 years, nearly the same as the duration of the portfolio's benchmark, which was 0.75 years.

Performance Review

     For the 12-month period ended August 31, 1996, the average annual total return of the TCU GSP was 6.26% (6.26% in dividend income and 0.0% in price appreciation), compared with 5.41% for the nine-month Treasury average. (The nine-month Treasury return is calculated by averaging the six-month Treasury bill and the one-year Treasury bill.) The portfolio's average annual total return for the five years ended August 31, 1996 was 5.02%.

     The strong performance of the portfolio relative to the benchmark was primarily due to the portfolio's large ARM position (74.9%), which outperformed equal-duration Treasuries as spreads narrowed.

     We are pleased to note that the portfolio also performed well compared with its peers. For the 12 months ended August 31, 1996, TCU GSP ranked within the top 20% (ninth out of 56) of adjustable rate mortgage funds based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     The portfolio's net asset value (NAV) held steady during the period, closing at $9.76 on August 31, 1996, unchanged from its level a year earlier. During the 12-month period, the portfolio's distribution rate declined 25 basis points to 6.00% on August 31 as ARM coupons reset lower while the market rallied. The portfolio's SEC 30-day yield was 5.84% as of August 31, down from 6.09% last year.

Portfolio Composition and Investment Strategies

     During the period, we shifted the portfolio's sector allocations to maintain approximately the same duration as the benchmark and offset the shortening of ARM durations due to faster prepayments. These changes included initiating a 23.5% position in longer duration Treasuries, cutting the portfolio's shorter duration ARM holdings to 74.9% from 86.4% and liquidating most of the repurchase agreement/cash equivalent position (0.5% as of August
31).

     As part of our overall term structure management, we sold the portfolio's Small Business Administration (SBA) pools (a 3.1% allocation as of August 31,
1995). Finally, super floaters were trimmed to a 1.1% weighting, down from 2.0% a year earlier. Super floaters are approximately four times as sensitive to interest rate movements as regular floaters, and they had a neutral effect on the portfolio's performance during the period.

     Within the ARM sector, we continued to emphasize seasoned issues, which generally have shorter durations and more stable prepayment patterns than nonseasoned securities.

                  Portfolio Composition as of August 31, 1996*

                             [PIE CHART APPEARS HERE]

   ARMS 74.9%
   U.S. Treasuries 23.5%
   Super Floaters 1.1%
   Repos/Cash Equivalents 0.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

     We have a constructive outlook for ARMs in the coming months. We expect the spreads between ARMs and Treasuries to continue to narrow as crossover investors from other short-duration fixed income sectors turn to ARMs for their more attractive yields. Demand for seasoned ARMs indexed to the one-year constant maturity Treasury (CMT) remains strong as investors seek the prepayment stability in a falling rate environment and the reduced cap risk in a rising rate environment that these securities offer.

TCU Mortgage Securities Portfolio

Objective

     The TCU Mortgage Securities Portfolio (MSP) seeks a high level of current income consistent with relatively low volatility of principal by investing in obligations authorized under the Federal Credit Union Act. The portfolio, which commenced operations on October 9, 1992, invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. The portfolio's maximum duration will not exceed that of a three-year U.S. Treasury security and its target duration is equal to that of its benchmark, the two-year U.S. Treasury security. As of August 31, 1996, the portfolio's actual duration was 1.88 years, in line with its benchmark.

Performance Review

     The portfolio's average annual total return for the 12 months ended August 31, 1996 was 5.67% (6.62% from dividend income and -0.95% from price depreciation), compared with 4.87% for the two-year U.S. Treasury note. The portfolio's significant outperformance over the benchmark was due to the incremental yield advantage of mortgage securities, particularly private-label ARMs, over comparable duration Treasuries.

     During the 12-month period, the portfolio outperformed all of its peers, ranking first out of 57 short-term U.S. government funds based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     Despite this strong relative performance, the portfolio's NAV declined $0.09 during the past year to $9.65 on August 31, 1996, primarily due to the impact of rising interest rates.

Portfolio Composition and Investment Strategies

     Over the 12-month period ended August 31, we shifted the portfolio's weightings to maintain approximately the same duration as that of the benchmark. These changes included reducing the portfolio's ARM holdings, which tend to have short durations, to 30.4% from 44.4% a year ago, and approximately doubling its position in longer duration fixed rate mortgage pass-throughs to 8.2%.

     Other portfolio adjustments were a significant increase in planned amortization class collateralized mortgage obligations (PAC CMOs) to 22.1% from 9.6% a year earlier as they offered attractive relative value and incremental yield potential over Treasuries, and the liquidation of CMO floaters (2.9% as of August 31, 1995). The portfolio's weightings in U.S. Treasuries (18.5%) and sequential-pay CMOs (18.5%) were little changed from a year ago.

                  Portfolio Composition as of August 31, 1996*

                             [PIE CHART APPEARS HERE]

                 ARMs                                 30.4%
                 PACs                                 22.1%
                 U.S. Treasuries                      18.5%
                 Sequentials                          18.5%
                 Fixed Rate Mortgage Pass-Through      8.2%
                 Repos/Cash Equivalents                2.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

     In the near term, we have a constructive view for ARMs. We believe the technical balance for the ARM market should remain favorable in the coming months, with ARMs continuing to benefit from the increased demand of nontraditional ARM investors seeking higher short-term yields. We currently have a neutral outlook for CMOs, which are generally trading at fair spreads relative to equal-duration Treasuries but do not offer significant value over mortgage pass-throughs. Despite this more challenging CMO environment, we continue to identify specific areas within the CMO market that offer attractive investment opportunities.

----------------------
TCU Target Maturity Portfolios

Objectives

     The TCU Target Maturity Portfolios (TMPs) have dual objectives: to seek a high level of current income and to return $10 per unit to investors at or about three years after the portfolio's inception. However, there is no assurance that these objectives will be achieved. The portfolios invest primarily in mortgage-related securities issued by the U.S. government, its agencies or instrumentalities and in privately issued mortgage-related securities.


                           U.S. Treasury             Portfolio Duration             Commencement
     Portfolio               Benchmark                 as of 8/31/96               of Operations
--------------------     -------------------        ---------------------        ----------------
TMP (Feb 97)               4.75% due 2/97                0.49 years                   2/15/94
TMP (May 97)               6.50% due 5/97                0.71 years                   5/23/94

Target Maturity Portfolio (Feb 97)

Performance Review

     For the 12 months ended August 31, 1996, the portfolio achieved an average annual total return of 6.70% (7.23% from dividend income and -0.53% from price depreciation), compared with 6.02% for the portfolio's benchmark, the 4.75% U.S. Treasury note due in February 1997. The portfolio's significant outperformance was primarily due to the strong performance of its ARM holdings. Rising interest rates during the period impacted the portfolio's NAV, which declined $0.05 to $9.66 as of August 31, 1996.

Portfolio Composition Highlights

     The primary changes to the portfolio's sector allocations during the period under review were made to lower its duration to 0.49 years, down from 1.42 years in August 1995, in anticipation of its February 1997 maturity. Though the portfolio's 39.7% weighting in seasoned ARMs, which generally have short durations, was approximately the same as one year ago, longer term Treasuries were cut significantly to 2.2% from 18.9%, and repurchase agreements/cash equivalents were raised to 21.0% from 0.2%.

     Other changes included the reduction of sequential-pay CMOs to 18.1% of the portfolio when their spreads tightened relative to Treasuries. We added to the portfolio's holdings in CMO floaters, a 15.9% allocation as of August 31, 1996, due to their very short durations and attractive yield spreads over cash equivalents. Finally, we established new portfolio positions in fixed rate mortgage pass-throughs (1.9%) and targeted amortization class (TAC) CMOs (1.2%).

                  Portfolio Composition as of August 31, 1996*

                             [PIE CHART APPEARS HERE]

   ARMs 39.7%
   Repos/Cash Equivalents 21.0%
   Sequentials 18.1%
   Floaters 15.9%
   U.S. Treasuries 2.2%
   Fixed Rate Mortgage Pass Throughs 1.9%
   TACs 1.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (May 97)

Performance Review

     The portfolio achieved an average annual total return of 6.77% for the 12-month period ended August 31, 1996 (7.18% from dividend income and -0.41% from price depreciation), compared with 6.04% for the fund's benchmark, the 6.50% U.S. Treasury note due May 1997. The portfolio's NAV at the close of its fiscal year was $9.95, a decrease of $0.04 from August 31, 1995.

Portfolio Composition Highlights

     As of August 31, 1996, ARMs were the largest sector allocation at 45.9% of the portfolio. Though the ARM sector was cut from 52.1% a year earlier, this reduction was somewhat offset by the initiation of a 6.5% position in floaters, which have a similar structure as ARMs. Our preference of one sector over another is based on where we perceive greater relative value and individual security selection.

     The most significant change in the portfolio's allocation was a reduction in sequential-pay CMOs to 5.0%, down from 29.6% a year ago, after they performed well when their spreads tightened relative to Treasuries. Inverse floaters were increased to a 7.4% weighting because they contributed incremental yield and potential incremental return. In addition, we initiated positions in PAC CMOs (5.8%), which offered attractive relative value as well as incremental yield over Treasuries, and fixed rate mortgage pass-throughs (2.2%). We continued to use U.S. Treasuries (15.2%) and repurchase agreements/cash equivalents (12.0%) to manage the portfolio's duration to match that of the benchmark.

                  Portfolio Composition as of August 31, 1996*

                             [PIE CHART APPEARS HERE]

ARMs  45.9%
U.S. Treasuries  15.2%
Repos/Cash Equivalents  12.0%
Inverse Floaters  7.4%
Floaters  6.5%
PACs  5.8%
Sequentials  5.0%
Fixed Rate Mortgage Pass-Throughs  2.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Investment Strategy and Outlook for TCU TMPs

     In the coming months, we intend to shift the allocation of the TCU TMPs to emphasize shorter duration securities in anticipation of their approaching maturities.

     In general, we have a constructive outlook for the ARM market, which continues to offer attractive yield relative to other short-duration fixed income sectors.

Distribution Policy

     As required by tax law, all mutual funds, including the TCU portfolios, must distribute substantially all of the taxable income they generate each year.

 .    For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the portfolio were to realize any net long-term capital gains, they would be distributed by December 31.

 .    For the TCU Government Securities Portfolio and the Mortgage Securities
     Portfolio, we pay monthly dividends based on the income each portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times, a portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted by December 31.

 .    For the TCU Target Maturity Portfolios, the monthly dividends are based on the prevailing interest rates at the time of each portfolio's inception. For these portfolios, the monthly dividends are held constant despite any changes in interest rates or changes in the rate of prepayments. As noted, any excess income, overdistribution or net capital gains generated are paid out or adjusted at year-end. The amount of these adjustments may be more significant than in portfolios in which the dividend is reset each month. In December 1995, the TMP (Feb 97) and the TMP (May 97) paid special dividends of $0.1606 per share and $0.0340 per share, respectively.

     In conclusion, we thank you for your investment in the TCU portfolios and we look forward to continuing our relationship.

Sincerely,


/s/ Laurie H. Wollmuth
Laurie H. Wollmuth
Portfolio Manager
TCU Money Market Portfolio


/s/ Jonathan A. Beinner                              /s/ James B. Clark
Jonathan A. Beinner                                  James B. Clark


/s/ Peter D. Dion                                    /s/ James P. McCarthy
Peter D. Dion                                        James P. McCarthy

                           Portfolio Managers
                  TCU Government Securities Portfolio
                  TCU Mortgage Securities Portfolio
                  TCU Target Maturity Portfolio (Feb 1997)
                  TCU Target Maturity Portfolio (May 1997)

Goldman Sachs Asset Management
September 30, 1996

                             TRUST FOR CREDIT UNIONS
                             PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1996. Each of the Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:


                                                    Initial
                   Portfolio                      Investment                           Compare to:
-----------------------------------------------  -------------- -----------------------------------------------------------

Government Securities ("GSP"):                       $100,000   Lehman  Brothers  Mutual  Fund  Adjustable  Rate  Mortgage
                                                                Index  ("Lehman ARM  Index")/(c)/; Lehman Brothers Mutual
                                                                Fund  Short  (1-2)  Government  Index  ("Lehman  1-2 Gov't
                                                                Index");  1-Year U.S.  Treasury  Bill  ("1-year  T-Bill");
                                                                6-Month U.S. Treasury Bill ("6-month T-Bill").
Mortgage Securities ("MSP"):                         $500,000   Lehman ARM Index;  Lehman Brothers Mutual Fund Short (1-3)
                                                                Government Index ("Lehman 1-3 Gov't Index");
                                                                2-Year U.S. Treasury Note ("2-year T-Note").
Target Maturity (Feb 97) ("TMP (Feb 97)"):         $1,000,000   Lehman  ARM  Index;  Lehman  1-3 Gov't  Index;  4.75% U.S.
                                                                Treasury Note due 02/15/97 ("T-Note 4.75%").
Target Maturity (May 97) ("TMP (May 97)"):         $1,000,000   Lehman  ARM  Index;  Lehman  1-3 Gov't  Index;  6.50% U.S.
                                                                Treasury Note due 05/15/97 ("T-Note 6.50%").

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Government Securities Portfolio
[GRAPH OF GOVERNMENT SECURITIES PORTFOLIO APPEARS HERE]

                           GSP       Lehman ARM Index(c)   Lehman 1-2 Gov't Index       1-year T-Bill    6-Month T-Bill
                           ---       -------------------   ----------------------     ----------------   --------------
August 1, 1991(b)         $100,000                  N/A*                 $100,000             $100,000         $100,000
August 31, 1991           $100,585                  N/A*                 $101,250             $100,832         $100,603
August 31, 1992           $107,303             $108,179                  $110,607             $107,760         $106,172
August 31, 1993           $111,661             $114,961                  $116,102             $111,873         $109,850
August 31, 1994           $114,266             $115,868                  $118,784             $114,846         $113,692
August 31, 1995           $120,920             $125,399                  $127,130             $122,280         $120,538
August 31, 1996           $128,513             $133,475                  $133,930             $128,900         $127,060

----------------------------------------
       Average Annual Total Return
----------------------------------------
One Year   Five Year  Since inception(a)
----------------------------------------
 6.26%      5.02%         5.08%
----------------------------------------
Mortgage Securities Portfolio
[GRAPH OF MORTGAGE SECURITIES PORTFOLIO APPEARS HERE]

                              MSP       Lehman ARM Index    Lehman 1-3 Gov't Index      2-year T-Note
                              ---       ----------------    ----------------------      -------------
November 1, 1992(b)         $500,000            $500,000                  $500,000             $500,000
August 31, 1993             $532,570            $532,860                  $526,097             $526,329
August 31, 1994             $537,871            $537,066                  $535,052             $534,055
August 31, 1995             $581,995            $581,250                  $574,700             $574,400
August 31, 1996             $615,069            $618,650                  $604,750             $602,350

-----------------------------------
       Average Annual Total
-----------------------------------
  One Year       Since Inception(a)
-----------------------------------
   5.67%              5.39%
-----------------------------------

                             TRUST FOR CREDIT UNIONS
                      PERFORMANCE COMPARISON - (Continued)



Target Maturity Portfolio (Feb 97)

[GRAPHIC OF TARGET MATURITY PORTFOLIO APPEARS HERE]

                    TMP(Feb 97)(d)    TMP(Feb 97)(e)      Lehman ARM Index   Lehman 1-3 Gov't Index    T-Note 4.75%
                    --------------    --------------      ----------------   ----------------------    ------------
March 1, 1994(b)       $1,000,000           $1,000,000           $1,000,000              $1,000,000       $1,000,000
August 31, 1994          $996,630             $996,630             $999,122              $1,007,226         $996,823
August 31, 1995        $1,071,183           $1,071,183           $1,081,300              $1,081,800       $1,068,531
August 31, 1996        $1,143,152           $1,137,262           $1,150,900              $1,138,400       $1,133,000

                 Average Annual Total Return
                 --------------------------------
                 One Year      Since inception(a)
-------------------------------------------------
TMP(Feb 97)(d)    6.70%            5.19%
-------------------------------------------------
TMP(Feb 97)(e)    6.17%            4.99%
-------------------------------------------------

Target Maturity Portfolio (May 97)

[GRAPH OF TARGET MATURITY PORTFOLIO APPEARS HERE]

                    TMP(May 97)(d)    TMP(May 97)(e)      Lehman ARM Index   Lehman 1-3 Gov't Index    T-Note 6.50%
                    --------------    --------------      ----------------   ----------------------    ------------
June 1, 1994(b)        $1,000,000           $1,000,000           $1,000,000              $1,000,000       $1,000,000
August 31, 1994        $1,013,022           $1,013,022           $1,013,254              $1,014,840       $1,015,554
August 31, 1995        $1,091,028           $1,091,028           $1,096,600              $1,090,000       $1,091,600
August 31, 1996        $1,165,056           $1,159,234           $1,167,200              $1,147,100       $1,157,500

                 Average Annual Total Return
                 --------------------------------
                 One Year      Since inception(a)
-------------------------------------------------
TMP(May 97)(d)    6.77%            6.75%
-------------------------------------------------
TMP(May 97)(e)    6.23%            6.52%
-------------------------------------------------
(a) The Government Securities, Mortgage Securities, Target Maturity (Feb 97), and Target Maturity (May 97) Portfolios commenced operations July 10, 1991, October 9, 1992, February 15, 1994 and May 23, 1994, respectively.

(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.

(c) The calculation of The Lehman ARM Index was initiated for the month ended January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities Portfolio's investment at such date.

(d)  Does not include effect of redemption fee.

(e) Includes effect of 0.50% redemption fee, assuming redemption at the end of the period presented.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Unitholders and Trustees of
   Trust for Credit Unions:

     We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97)), including the statements of investments as of August 31, 1996, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                      ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 3, 1996

                            TRUST FOR CREDIT UNIONS

                               -----------------

                            MONEY MARKET PORTFOLIO

                           STATEMENT OF INVESTMENTS

                                August 31, 1996
                               ($ in Thousands)

Principal         Interest       Maturity       Amortized
 Amount            Rate            Date           Cost
----------        --------       ----------    ------------
                    Bank Notes (3.5%)
Bank of America, Illinois
$  10,000          5.33%         10/11/96        $  10,000
SouthTrust Bank, N.A.
    5,000          5.57          10/10/96            5,000
                                                 ----------
         Total Bank Notes.................       $  15,000
                                                 ----------
               Bankers' Acceptances (3.5%)
NationsBank of Texas, N.A.
$   5,000          5.26%(a)      09/19/96        $   4,987
NationsBank, N.A.
   10,000          5.37(a)       11/04/96            9,906
                                                 ----------
         Total Bankers' Acceptances.......       $  14,893
                                                 ----------
             Certificates of Deposit (12.9%)
Fifth Third Bank of Cincinatti
$  10,000          5.41%         09/03/96        $  10,000
First Alabama Bank
   10,000          5.34          10/07/96           10,000
First Tennessee Bank
   15,000          5.36          10/04/96           15,000
Morgan Guaranty Trust Co.
    5,000          5.54          10/17/96            5,001
U.S. National Bank of Oregon
   15,000          5.29          09/16/96           15,000
                                                 ----------
         Total Certificates of Deposit....       $  55,001
                                                 ----------
                   Federal Funds (7.0%)
American Express Centurion Bank
$  15,000          5.34%         09/10/96        $  15,000
Branch Banking & Trust Co.
   15,000          5.31          09/16/96           15,000
                                                 ----------
         Total Federal Funds..............       $  30,000
                                                 ----------

Principal        Interest       Maturity       Amortized
 Amount           Rate            Date            Cost
---------        --------       ----------     -----------
             Variable Rate Demand Note (2.3%)
PNC Bank, N.A.
$  10,000          5.21%         09/03/96        $  10,000
                                                 ----------
              Repurchase Agreements (71.0%)
Bear Stearns Companies, Inc., dated
  08/16/96, repurchase price $50,199
  (FHLMC: $51,216, 7.50-8.00%,
  01/01/08-07/01/26)
$  50,000          5.31%         09/12/96        $  50,000
CS First Boston Corp., dated 08/05/96,
  repurchase price $50,222 (FNMA: $51,566,
  6.12-6.23%, 02/01/32-10/01/32)
   50,000          5.33          09/04/96           50,000
Goldman, Sachs & Co., dated 08/16/96,
  repurchase price $25,118 (FNMA: $25,790,
  6.12-7.31%, 12/01/33-01/01/35)
   25,000          5.32          09/17/96           25,000
Joint Repurchase Agreement Accounts
  152,800          5.26          09/03/96          152,800
   25,000          5.26          09/03/96           25,000
                                                 ----------
         Total Repurchase Agreements......       $ 302,800
                                                 ----------
         Total Investments ...............       $ 427,694/(b)/
                                                 ==========

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/ The rate disclosed for this security represents the yield to maturity. /(b)/ The amount stated also represents aggregate cost for federal income tax purposes.




                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

                        GOVERNMENT SECURITIES PORTFOLIO

                           STATEMENT OF INVESTMENTS

                                August 31, 1996

                               ($ in Thousands)

Principal        Interest        Maturity
 Amount            Rate            Date          Value
----------       ---------       ----------     --------
           Mortgage Backed Obligations (76.3%)

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)/(a)/ (25.0%)
$ 1,527            8.09%        04/01/18        $  1,566
  9,271            7.62         05/01/18           9,568
  2,995            7.30         07/01/18           3,085
  1,884            7.81         01/01/19           1,936
  5,354            7.36         02/01/22           5,483
 29,368            7.76         02/01/22          30,486
 26,037            7.78         04/01/22          27,008
  2,297            6.88         11/01/22           2,318
  4,954            6.89         11/01/22           4,964
 14,408            7.65         11/01/22          14,900
 11,193            7.68         06/01/24          11,484
  3,550            7.20         02/01/28           3,644
  6,321            7.17         04/01/28           6,477
  2,934            7.15         07/01/29           2,976
  8,115            7.20         05/01/31           8,284
                                                --------
        Total Adjustable Rate FHLMC......       $134,179
                                                ========

Adjustable Rate Federal National Mortgage Association
   (FNMA)/(a)/ (40.9%)
$ 4,043            6.52%        03/01/17        $  4,077
  2,473            7.24         11/01/17           2,546
 17,145            7.33         12/01/17          17,648
  5,108            7.07         08/01/18           5,251
  4,722            7.53         09/01/18           4,878
  1,701            7.35         11/01/18           1,749
 26,207            7.27         06/01/19          26,931
  2,651            7.27         07/01/19           2,721
  6,957            7.00         12/01/19           6,883
  4,712            7.65         03/01/20           4,906

Principal       Interest        Maturity
 Amount           Rate            Date           Value
---------       ---------       ----------      --------
         Mortgage Backed Obligations--(Continued)

Adjustable Rate FNMA--(Continued)
$ 2,135            7.37%        05/01/20        $  2,184
 17,807            7.23         04/01/21          18,320
 37,832            7.45         09/01/21          39,200
  2,243            7.30         10/01/21           2,279
  1,456            7.76         11/01/21           1,490
  2,598            7.53         02/01/22           2,695
 24,678            7.53         09/01/22          25,539
 23,125            7.44         09/01/25          23,993
  5,859            7.32         07/01/27           6,022
  4,058            7.29         10/01/27           4,169
 15,702            6.09         02/01/31          15,575
                                                --------
        Total Adjustable Rate FNMA.......       $219,056
                                                ========

Adjustable Rate Giant/(a)/ (1.8%)
$ 9,270            7.32%         TBA/(b)/       $  9,547
                                                --------
Adjustable Rate Government National Mortgage
   Association (GNMA)/(a)/ (4.6%)
$24,588            6.00%        10/20/25        $ 24,605
                                                --------
     Collateralized Mortgage Obligations (CMOs)(4.0%)

Adjustable Rate CMOs/(a)/ (2.9%)
FNMA REMIC Trust 1990-145, Class A
$15,403            6.49%        12/25/20        $ 15,382
                                                --------
Super Floater CMOs/(a)/ (1.1%)
FNMA REMIC Trust 1992-157, Class FA
$ 6,288            1.22%        03/25/04        $  6,053
                                                --------
        Total CMOs ......................       $ 21,435
                                                --------
        Total Mortgage Backed
          Obligations (cost $412,138) ...       $408,822
                                                --------

The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

                 GOVERNMENT SECURITIES PORTFOLIO - (Continued)

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)


Principal        Interest        Maturity
 Amount            Rate            Date            Value
----------       ---------       ----------      ----------
            U.S. Treasury Obligations (23.2%)
U.S. Treasury Notes
$ 89,000            7.25%        11/15/96        $  89,292
  27,000            5.63         10/31/97           26,868
   8,000            5.88         04/30/98            7,950
                                                 ----------
         Total U.S. Treasury Obligations
           (cost $124,836) ...............       $ 124,110
                                                 ----------
               Repurchase Agreements (4.8%)
Joint Repurchase Agreement Account (c)

$ 25,600            5.26%        09/03/96        $  25,600
                                                 ----------
         Total Repurchase Agreements
           (cost $25,600) ................       $  25,600
                                                 ----------
         Total Investments (cost
           $562,574(d)) ..................       $ 558,532
                                                 ==========

-----------------------------------------------------------

Federal Income Tax Information:
  Gross unrealized gain for investments
    in which value exceeds cost ..........       $     398
  Gross unrealized loss for investments
    in which cost exceeds value ..........          (4,662)
                                                 ==========
  Net unrealized loss ....................       $  (4,264)
                                                 ==========

-----------------------------------------------------------
   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/ Variable rate security.  Coupon rate disclosed is that which is in effect at August 31, 1996.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ A portion of this security is being segregated for open TBA purchases. /(d)/ The aggregate cost for federal income tax purposes is $562,796.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

                         MORTGAGE SECURITIES PORTFOLIO

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)

Principal        Interest        Maturity
 Amount            Rate            Date            Value
----------       ---------       ----------      ----------
           Mortgage Backed Obligations (79.8%)

Adjustable Rate Government National Mortgage
  Association (GNMA)/(a)/ (4.1%)
$ 13,499           6.00%          10/20/25        $ 13,509
                                                  --------
Fixed Rate Federal National Mortgage Association (FNMA)
   (6.5%)
$  3,475           6.00%          09/01/07        $  3,332
   7,655           6.50           06/01/08           7,418
   1,581           6.00           10/01/08           1,500
   3,371           6.00           06/01/09           3,198
   6,587           6.00           10/01/09           6,249
                                                  --------
         Total Fixed Rate FNMA............        $ 21,697
                                                  --------
Fixed Rate GNMA (1.7%)
$  5,037          10.00%          10/15/16        $  5,525
                                                  --------
    Collateralized Mortgage Obligations (CMOs) (67.5%)
Adjustable Rate CMOs(a) (26.5%)

Citicorp Mortgage Securities, Inc. 1992-17, Class A
$  7,889           7.42%          10/25/22        $  8,035

CMC Securities Corp. II 1993-H, Class A1
   4,239           7.43           09/25/23           4,290

CMC Securities Corp. II 1993-I, Class A2
   4,282           6.88           09/25/23           4,309

Imperial Savings Association 1988-3, Class A
   2,331           7.32           01/25/18           2,348

Independent National Mortgage Corp.
  1994-W, Class A1
   7,176           8.09           12/25/24           7,330



 Principal       Interest        Maturity
  Amount           Rate            Date            Value
 ---------       ---------       ----------      ----------

         Mortgage Backed Obligations--(Continued)

Adjustable Rate CMOs--(Continued)

Merrill Lynch Mortgage Investors, Inc.
  1994-I, Class A1
$  7,760           7.38%          01/25/05        $  7,914

Prudential Home Mortgage 1992-8, Class A1
     282           8.03           04/25/22             287

Prudential Home Mortgage 1992-24, Class A1
   3,111           8.21           09/25/22           3,167

Resolution Trust Corp. 1992-4, Class B2
   4,500           7.35           07/25/28           4,549

Resolution Trust Corp. 1992-11, Class A2
   2,998           7.36           10/25/24           3,022

Resolution Trust Corp. 1992-11, Class B2
   7,501           7.36           10/25/24           7,542

Resolution Trust Corp. 1994-1, Class M3
   4,671           7.95           09/25/29           4,787

Resolution Trust Corp. 1995-1, Class A3
   6,776           7.23           10/25/28           6,894

Resolution Trust Corp. 1995-1, Class M3
   3,189           7.23           10/25/28           3,229

Ryland Mortgage Securities Corp. 1989-FN1,
  Class A
   1,507           7.44           11/01/18           1,523

Ryland Mortgage Securities Corp. 1991-4,
  Class A1
   2,163           7.21           02/25/20           2,157

Ryland Mortgage Securities Corp. 1991-7,
  Class A1
   1,314           6.55           06/25/21           1,316


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

                  MORTGAGE SECURITIES PORTFOLIO - (Continued)

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)

Principal        Interest        Maturity
 Amount            Rate            Date            Value
----------       ---------       ----------      ----------
         Mortgage Backed Obligations--(Continued)

Adjustable Rate CMOs--(Continued)
Ryland Mortgage Securities Corp. 1991-B1,
  Class 1
$  1,843            7.26%        03/25/20        $   1,861

Ryland Mortgage Securities Corp. 1992-3,
  Class A2
     383            7.33         06/25/20              385

Salomon Brothers Mortgage Securities
  1994-20, Class A
   6,383            7.72         12/25/24            6,501

Saxon Mortgage Securities Corp. 1992-1,
  Class B1
   6,800            7.66         09/25/22            6,835
                                                 ----------
         Total Adjustable Rate CMOs.......       $  88,281
                                                 ----------
Planned Amortization Class (PAC) CMOs (22.2%)
CMC Securities Corp. 1993-F, Class A2
$  5,000            6.75%        11/25/23        $   4,960

FHLMC Series 1584, Class E
   8,800            5.75         10/15/16            8,514

FHLMC Series 1684, Class F
  14,000            5.75         08/15/20           13,082

FNMA REMIC Trust 1993-86, Class D
  12,693            5.50         05/25/04           12,528

GE Capital Mortgage Services, Inc. 1994-7,
  Class A6
   2,443            5.50         02/25/09            2,355

GE Capital Mortgage Services, Inc. 1994-11,
  Class A1
  11,472            6.50         03/25/24           11,360

Principal       Interest        Maturity
 Amount           Rate            Date            Value
---------       ---------       ----------      ----------
      Mortgage Backed Obligations--(Continued)

Planned Amortization Class (PAC) CMOs--(Continued)
GE Capital Mortgage Services, Inc. 1994-13,
  Class A1
$  3,544            6.50%        04/25/24        $   3,507

Housing Securities, Inc. 1993-E, Class E8
  10,429           10.00         02/25/08           10,804

Prudential Home Mortgage 1993-54, Class A4
   4,721            6.50         01/25/24            4,628

Residential Funding Mortgage Securities
 1994-S12, Class A-3
   2,188                         04/25/09            2,168
                                                 ----------
         Total PAC CMOs...................       $  73,906
                                                 ----------
Sequential Fixed Rate CMOs (18.8%)
CMC Securities Corp. 1993-C, Class C3
$  3,844            9.55%        04/25/08        $   3,992

FNMA REMIC Trust 1988-12, Class A
   3,968           10.00         02/25/18            4,195

FNMA REMIC Trust 1989-12, Class X
   7,305           10.00         12/25/14            7,551

FNMA REMIC Trust 1989-59, Class H
  15,000            7.75         10/25/18           15,161

Prudential Home Mortgage 1992-20, Class A6
   2,257            7.65         08/25/22            2,260

Prudential Home Mortgage 1992-39, Class A3
   5,467            5.80         12/25/07            5,432

Prudential Home Mortgage 1992-A, Class 1B1
   8,113            7.20         04/28/22            8,073

Prudential Home Mortgage 1993-38, Class A4
  13,254            9.55         09/25/23           13,863


                    The accompanying notes are an integral
                      part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                 --------------

                   MORTGAGE SECURITIES PORTFOLIO - (Continued)

                            STATEMENT OF INVESTMENTS

                                 August 31, 1996

                                ($ in Thousands)

Principal        Interest        Maturity
 Amount            Rate            Date            Value
----------       ---------       ----------      ----------
         Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Ryland Mortgage Securities Corp. 72, Class D
$  1,807            9.85%        12/01/16        $   1,856
                                                 ----------
         Total Sequential Fixed Rate
          CMOs ...........................       $  62,383
                                                 ----------

         Total CMOs ......................       $ 224,570
                                                 ----------
         Total Mortgage Backed
           Obligations (cost $265,716) ...       $ 265,301
                                                 ----------
            U.S. Treasury Obligations (18.3%)
U.S. Treasury Notes
$ 10,250            5.88%        04/30/98        $  10,186
  13,000            5.13         06/30/98           12,740
  12,200            6.88         08/31/99           12,307
  22,670            7.88         11/15/04           24,013

U.S. Treasury Principal-Only Stripped
  Security/(b)/
   2,600            6.92%        11/15/04            1,476
                                                 ----------
         Total U.S. Treasury Obligations
           (cost $61,425) ................       $  60,722
                                                 ----------
               Repurchase Agreements (1.5%)

Joint Repurchase Agreement Account
$  5,100            5.26%        09/03/96        $   5,100
                                                 ----------
         Total Repurchase Agreements
           (cost $5,100) .................       $   5,100
                                                 ----------
         Total Investments
           (cost $332,241/(c)/) ..........       $ 331,123
                                                 ==========
-----------------------------------------------------------

Federal Income Tax Information:
  Gross unrealized gain for investments
    in which value exceeds cost ..........       $   1,526
  Gross unrealized loss for investments
    in which cost exceeds value ..........          (2,701)
                                                 ==========
  Net unrealized loss ....................       $  (1,175)
                                                 ==========
-----------------------------------------------------------
   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/Variable rate security.  Coupon rate disclosed is that which is in effect at August 31, 1996.
/(b)/The interest rate disclosed for these securitites represents effective yield to maturity.
/(c)/The aggregate cost for federal income tax purposes is $332,298.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

                      TARGET MATURITY PORTFOLIO (FEB 97)

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)

Principal         Interest        Maturity
 Amount            Rate             Date           Value
----------        --------        ----------      ---------

           Mortgage Backed Obligations (76.9%)

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)/(a)/ (4.2%)

$  3,813            8.00%         09/01/18        $  3,941
                                                  ---------

Fixed Rate Government National Mortgage Association(1.9%)
$  1,666           10.00%         10/15/16        $  1,827
                                                  ---------
    Collateralized Mortgage Obligations (CMOs)(70.8%)

Adjustable Rate CMOs(a) (35.6%)

Capstead Securities Corp. 1992-14, Class A

$  1,766            7.14%         10/25/22        $  1,775

Chase Mortgage Finance Corp. 1990-E,
   Class A1
   1,645            7.06          11/25/20           1,658

CMC Securities Corp. II 1993-H, Class A1
   3,564            7.43          09/25/23           3,608

Imperial Savings Association 1987-3, Class A1
   2,196            7.42          06/25/17           2,195

Merrill Lynch Mortgage Investors, Inc.
  1994-I, Class A1
   2,841            7.38          01/25/05           2,897

Prudential Home Mortgage 1992-8, Class A1
   1,127            8.03          04/25/22           1,148

Resolution Trust Corp. 1992-11, Class B2
   2,700            7.36          10/25/24           2,715

Resolution Trust Corp. 1994-1, Class M3
   1,687            7.95          09/25/29           1,729

Resolution Trust Corp. 1995-1, Class A3
   3,986            7.23          10/25/28           4,055

Ryland Mortgage Securities Corp. 1992-L10,
  Class A
   1,471            7.50          08/25/22           1,481


Principal        Interest        Maturity
 Amount           Rate             Date           Value
---------        --------        ----------      ---------

         Mortgage Backed Obligations--(Continued)

Adjustable Rate CMOs--(Continued)
Salomon Brothers Mortgage Securities
  1990-3A, Class 1
$  1,901            6.43%         11/25/20        $  1,901

Salomon Brothers Mortgage Securities
  1994-20, Class A
   2,295            7.72          12/25/24           2,338

Saxon Mortgage Securities Corp. 1992-4,
  Class A
     594            7.33          12/25/22             599

Saxon Mortgage Securities Corp. 1992-6,
  Class A
     967            7.42          01/25/23             976

Saxon Mortgage Securities Corp. 1994-11,
  Class A
   1,884            7.64          12/25/24           1,928

Saxon Mortgage Securities Corp. 1995-1B,
  Class A2
   2,703            7.74          04/25/25           2,761
                                                  ---------
         Total Adjustable Rate CMOs........       $ 33,764
                                                  ---------
Regular Floater CMOs/(a)/ (16.0%)
Capstead Securities Corp. 1993-1, Class F
$    391            6.25%         03/01/18        $    392

Collateralized Mortgage Securities Corp.
  1990-6, Class H
   3,000            6.14          10/20/20           3,029

Collateralized Mortgage Securities Corp.
  Series T, Class 1
     338            6.24          10/20/18             338

DLJ Mortgage Acceptance Corp. 1996-Q5,
  Class A1
   3,642            6.00          06/25/26           3,641


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

               TARGET MATURITY PORTFOLIO (FEB 97) - (Continued)

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)

Principal         Interest        Maturity
 Amount            Rate             Date           Value
----------        --------        ----------      ---------

         Mortgage Backed Obligations--(Continued)

Regular Floater CMOs--(Continued)
FBC Mortgage Securities Trust A, Class 1
$    301            6.19%         01/20/18        $    301

FHLMC Series 1011, Class F
   3,418            6.34          11/15/20           3,470

Residential Funding Mortgage Securities
  1993-S13, Class A5
   2,299            6.19          03/25/08           2,302

Resolution Trust Corp 1993-C1, Class A2
   1,677            6.60          05/25/24           1,677
                                                  ---------
         Total Regular Floater CMOs........       $ 15,150
                                                  ---------
Sequential Fixed Rate CMOs (18.0%)

FHLMC Series 1028, Class F
$  1,694            9.30%         05/15/05        $  1,708

FHLMC Series 1056, Class G
      24            8.00          12/15/18              23

FNMA REMIC Trust 1989-10, Class D
   5,000            9.50          07/25/09           5,140

FNMA REMIC Trust 1989-80, Class E
   5,655            9.00          09/25/18           5,831

Prudential Home Mortgage 1993-38, Class A4
   4,203            9.55          09/25/23           4,396
                                                  ---------
         Total Sequential Fixed Rate CMOs..       $ 17,098
                                                  ---------



Principal        Interest        Maturity
 Amount           Rate             Date           Value
---------        --------        ----------      ---------
         Mortgage Backed Obligations--(Continued)

Targeted Amortization Class (TAC) CMOs (1.2%)
FNMA REMIC Trust G-35, Class K
$  1,099            8.00%         06/25/20        $  1,101
                                                  ---------
         Total CMOs .......................       $ 67,113
                                                  ---------
         Total Mortgage Backed Obligations
           (cost $72,790) .................       $ 72,881
                                                  ---------
             U.S. Treasury Obligations (2.1%)
United States Treasury Note
$  2,000            5.63%         10/31/97        $  1,990
                                                  ---------
         Total U.S. Treasury Obligations
           (cost $1,993) ..................       $  1,990
                                                  ---------
              Repurchase Agreements (14.6%)
Joint Repurchase Agreement Account
$ 13,800            5.26%         09/03/96        $ 13,800
                                                  ---------
         Total Repurchase Agreements (cost
           $13,800) .......................       $ 13,800
                                                  =========
         Total Investments
           (cost $88,583(b)) ..............       $ 88,671
                                                  =========



                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

               TARGET MATURITY PORTFOLIO (FEB 97) - (Continued)

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)

-----------------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost ..............       $    377
  Gross unrealized loss for investments in
    which cost exceeds value ..............           (330)
                                                  ---------
  Net unrealized gain .....................       $     47
                                                  =========
-----------------------------------------------------------
   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1996.

(b)The aggregate cost for federal income tax purposes is $88,624.


                    The accompanying notes are an integral
                      part of these financial statements.


                             TRUST FOR CREDIT UNIONS

                                 --------------

                       TARGET MATURITY PORTFOLIO (MAY 97)

                            STATEMENT OF INVESTMENTS
                                 August 31, 1996
                                ($ in Thousands)

Principal        Interest         Maturity
 Amount            Rate             Date           Value
----------       ---------        ----------      ---------
           Mortgage Backed Obligations (72.6%)

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a) (3.7%)
$ 2,246            7.67%          07/01/30        $  2,326
                                                  ---------
Fixed Rate Government National Mortgage Association
   (2.2%)
$ 1,266           10.00%          10/15/16        $  1,388
                                                  ---------
    Collateralized Mortgage Obligations (CMOs) (66.7%)
Adjustable Rate CMOs(a) (42.4%)
Citicorp Mortgage Securities, Inc.
  1992-17, Class A
$ 1,793            7.42%          10/25/22        $  1,826
DLJ Mortgage Acceptance Corp. 1996-Q5,
  Class A1
  2,428            6.00           06/25/26           2,427
Imperial Savings Association 1987-3, Class A1
  1,495            7.42           06/15/17           1,494
Independent National Mortgage Corp.
  1994-W, Class A1
  1,794            8.07           12/25/24           1,833
Merrill Lynch Mortgage Investors, Inc.
  1994-I, Class A1
  2,079            7.38           01/25/05           2,120
Prudential Home Mortgage 1992-24, Class A1
  2,208            8.21           09/25/22           2,247
Resolution Trust Corp. 1992-11, Class A2
  2,141            7.36           10/25/24           2,159
Resolution Trust Corp. 1994-1, Class M3
  1,201            7.95           09/25/29           1,231


Principal       Interest         Maturity
 Amount           Rate             Date           Value
---------       ---------        ----------      ---------
         Mortgage Backed Obligations--(Continued)

Adjustable Rate CMOs--(Continued)
Ryland Mortgage Securities Corp. 1992-L1,
  Class A1
$ 2,079            6.84%          02/25/22        $  2,083
Salomon Brothers Mortgage Securities
  1994-20, Class A
  1,596            7.72           12/25/24           1,625
Saxon Mortgage Securities Corp. 1992-3,
  Class A
  1,189            7.43           11/25/22           1,199
Saxon Mortgage Securities Corp. 1992-4,
  Class A
  1,484            7.33           12/25/22           1,498
Saxon Mortgage Securities Corp. 1992-6,
  Class A
  1,692            7.42           01/25/23           1,708
Saxon Mortgage Securities Corp. 1994-11,
  Class A
  1,300            7.64           12/25/24           1,330
Saxon Mortgage Securities Corp. 1995-1B,
  Class A2
  1,954            7.74           04/25/25           1,995
                                                  ---------
         Total Adjustable Rate CMOs........       $ 26,775
                                                  ---------
Inverse Floater CMOs(a) (7.4%)
FHLMC Series 1266, Class F
$ 2,956            9.83%          05/15/97        $  2,953
FHLMC Series 1284, Class E
  1,742            8.75           05/15/97           1,737
                                                  ---------
         Total Inverse Floater CMOs........       $  4,690
                                                  ---------

The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                --------------

               TARGET MATURITY PORTFOLIO (MAY 97) - (Continued)

                           STATEMENT OF INVESTMENTS
                                August 31, 1996
                               ($ in Thousands)

Principal        Interest         Maturity
 Amount            Rate             Date           Value
----------       ---------        ----------      ---------
         Mortgage Backed Obligations--(Continued)

Planned Amortization Class (PAC) CMOs (5.8%)
FNMA REMIC Trust 1990-24, Class E
$ 3,500            9.00%          03/25/20        $  3,660
                                                  ---------
Regular Floater CMOs(a) (6.1%)
FHLMC Series 1011, Class F
$ 2,442            6.34%          11/15/20        $  2,479

Residential Funding Mortgage Securities
  1993-S13, Class A5
  1,396            6.19           03/25/08           1,398
                                                  ---------
         Total Regular Floater CMOs........       $  3,877
                                                  ---------
Sequential Fixed Rate CMOs (5.0%)
Prudential Home Mortgage 1993-38, Class A4
$ 3,015            9.55%          09/25/23        $  3,154
                                                  ---------
         Total CMOs .......................       $ 42,156
                                                  ---------
         Total Mortgage Backed Obligations
           (cost $45,705) .................       $ 45,870
                                                  ---------
            U.S. Treasury Obligations (15.0%)
U.S. Treasury Note
$ 9,500            5.63%          10/31/97        $  9,453
                                                  ---------
         Total U.S. Treasury Obligations
           (cost $9,476) ..................       $  9,453
                                                  ---------
               Repurchase Agreements (7.4%)
Joint Repurchase Agreement Account
$ 4,700            5.26%          09/03/96        $  4,700
                                                  ---------
         Total Repurchase Agreements (cost
           $4,700) ........................       $  4,700
                                                  ---------
         Total Investments
           (cost $59,881(b)) ..............       $ 60,023
                                                  =========


----------------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for investments in

    which value exceeds cost ..............       $    339
  Gross unrealized loss for investments in
    which cost exceeds value ..............           (197)
                                                  ---------
  Net unrealized gain .....................       $    142
                                                  =========
-----------------------------------------------------------

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/ Variable rate security.  Coupon rate disclosed is that which is in effect at August 31, 1996.
/(b)/ The amount stated also represents the aggregate cost for federal income tax purposes.



                    The accompanying notes are an integral
                      part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                 --------------

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 August 31, 1996


                                                                                                   Target         Target
                                                       Money        Government    Mortgage        Maturity       Maturity
                                                       Market       Securities   Securities       Portfolio      Portfolio
                                                     Portfolio       Portfolio    Portfolio       (Feb 97)       (May 97)
                                                    ------------- -------------- -------------- ------------- --------------

ASSETS
Investments in securities, at value (cost:
  $427,693,870, $562,573,997, $332,240,860,
  $88,583,110 and
  $59,880,881, respectively) ...................   $427,693,870   $558,531,575   $331,123,140   $ 88,670,699   $60,022,984

Cash ...........................................         37,902         27,445         98,726         79,540        71,875
Receivables:
  Investment securities sold ...................             --      2,680,117             --      5,876,683     2,940,882
  Interest .....................................        993,161      5,721,937      2,951,881        579,945       524,314
Deferred organization expenses, net ............             --             --         10,004          1,833         1,320
Other assets ...................................          5,069         78,036             --          3,022         1,755
                                                   ------------    -----------    -----------     ----------    ----------
            Total assets .......................    428,730,002    567,039,110    334,183,751     95,211,722    63,563,130
                                                   ------------    -----------    -----------     ----------    ----------
LIABILITIES
Payables:
  Investment securities purchased ..............             --     28,830,336             --             --            --
  Dividends ....................................      1,938,770      2,334,853      1,532,816        432,916       356,120
  Advisory fees ................................         41,445         91,208         56,726         19,241        13,402
  Administration fees ..........................         18,609         45,602         14,182          4,016         2,681
Accrued expenses and other liabilities .........         21,352         34,676         33,597         28,694        21,958
                                                   ------------    -----------    -----------     ----------    ----------
           Total liabilities ...................      2,020,176     31,336,675      1,637,321        484,867       394,161
                                                   ------------    -----------    -----------     ----------    ----------
NET ASSETS
Paid-in capital ................................    426,709,826    557,133,070    346,096,607     98,296,211    63,532,452
Accumulated undistributed (distributions in
  excess of)  net investment income ............             --       (395,807)    (1,273,901)       628,878       (31,341)
Accumulated net realized loss  on investment
  transactions .................................             --    (16,992,406)   (11,158,556)    (4,285,823)     (474,245)
Net unrealized gain (loss)  on investments .....             --     (4,042,422)    (1,117,720)        87,589       142,103
                                                   ------------    -----------    -----------     ----------    ----------
           Net assets ..........................   $426,709,826   $535,702,435   $332,546,430   $ 94,726,855   $63,168,969
                                                   ============   ============   ============   ============   ===========
Net asset value per unit
  (net assets/units outstanding) ...............          $1.00          $9.76          $9.65          $9.66         $9.95
                                                   ============   ============   ============   ============   ===========
Redemption price per unit (Note 7) .............          $1.00          $9.76          $9.65          $9.61         $9.90
                                                   ============   ============   ============   ============   ===========
UNITS OUTSTANDING
Total units outstanding, $0.001 par value
  (unlimited number of units authorized) .......    426,709,826     54,874,828     34,443,586      9,809,980     6,350,000
                                                   ============   ============   ============   ============   ===========

                    The accompanying notes are an integral
                      part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                 --------------

                            STATEMENTS OF OPERATIONS
                       For The Year Ended August 31, 1996

                                                                                                Target       Target
                                                       Money       Government     Mortgage      Maturity     Maturity
                                                       Market      Securities    Securities    Portfolio     Portfolio
                                                     Portfolio     Portfolio     Portfolio     (Feb 97)      (May 97)
                                                     -----------   ----------- - ------------  -----------   ----------
Investment Income:
  Interest income ................................   $27,555,285   $34,733,885    $21,271,258   $6,684,077   $4,733,747
                                                     -----------   -----------   ------------  -----------   ----------
Expenses:
  Advisory fees ..................................       893,178     1,067,553        614,735      227,680      158,732
  Administration fees ............................       495,451       533,777        153,910       47,545       31,820
  Custodian fees .................................        63,332        80,145         53,813       37,995       34,115
  Professional fees ..............................        52,398        67,684         54,023       44,815       43,178
  Trustees' fees .................................        13,676        19,300          9,829        2,795        1,855
  Other expenses .................................        46,106        99,935         41,813        9,585        1,812
                                                     -----------   -----------   ------------  -----------  -----------
    Total expenses ...............................     1,564,141     1,868,394        928,123      370,415      271,512
Less--Fee  waivers and expense
  reimbursements .................................      (602,462)         (176)       (59,027)          --           --
                                                     -----------   -----------   ------------  -----------   ----------
    Net expenses .................................       961,679     1,868,218        869,096      370,415      271,512
                                                     -----------   -----------   ------------  -----------   ----------
Net investment income ............................    26,593,606    32,865,667     20,402,162    6,313,662    4,462,235
Net realized gain (loss)  on investment
   transactions ..................................            --    (2,540,339)    (1,362,172)     209,155      194,087
Net change in unrealized gain (loss)  on
   investments ...................................            --     2,123,885     (2,371,245)    (316,867)    (512,792)
                                                     -----------   -----------   ------------  -----------   ----------
Net increase  in net assets resulting from
   operations ....................................   $26,593,606   $32,449,213   $16,668,745   $6,205,950    $4,143,530
                                                     ===========   ===========   ============  ===========   ==========

                    The accompanying notes are an integral
                      part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                 --------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                       For the Year Ended August 31, 1996

                                                                         Money           Government       Mortgage
                                                                        Market           Securities      Securities
                                                                       Portfolio         Portfolio        Portfolio
                                                                     --------------     -------------    ------------
 From Operations:
  Net investment income ...........................................  $    26,593,606    $  32,865,667    $  20,402,162
  Net realized gain (loss) from investment transactions ...........              --       (2,540,339)       (1,362,172)
  Net change in unrealized gain (loss) on investments .............              --        2,123,885        (2,371,245)
                                                                     --------------     ------------     -------------
  Net increase in net assets resulting from operations ............      26,593,606       32,449,213        16,668,745
                                                                     --------------     ------------     -------------
Distributions to Unitholders:
  From net investment income ......................................     (26,593,606)     (32,575,731)      (19,872,792)
                                                                     --------------     ------------     -------------
  Total distributions to unitholders ..............................     (26,593,606)     (32,575,731)      (19,872,792)
                                                                     --------------     ------------     -------------
From Unit Transactions:
  Proceeds from sale of units .....................................   4,407,395,102       71,305,733        84,209,886
  Reinvestment of dividends and distributions .....................      14,016,210        5,926,024         3,681,644
  Cost of units repurchased .......................................  (4,376,797,402)     (71,061,723)      (16,550,279)
                                                                     --------------     ------------     -------------
  Net increase in net assets from unit transactions ...............      44,613,910        6,170,034        71,341,251
                                                                     --------------     ------------     -------------
    Total increase (decrease) .....................................      44,613,910        6,043,516        68,137,204


Net Assets:
  Beginning of year ...............................................     382,095,916      529,658,919       264,409,226
                                                                     --------------    -------------      -------------
  End of year .....................................................  $  426,709,826    $ 535,702,435      $ 332,546,430
                                                                     ==============    =============      =============
Accumulated undistributed (distributions in excess of) net
  investment income ...............................................  $           --    $    (395,807)     $ (1,273,901)
                                                                     ==============    =============      =============
Summary of Unit Transactions:
  Units sold ......................................................   4,407,395,102        7,283,062         8,597,649
  Reinvestment of dividends and distributions .....................      14,016,210          606,093           377,883
  Units repurchased ...............................................  (4,376,797,402)      (7,267,669)       (1,692,128)
                                                                     --------------    -------------      -------------
  Increase in units outstanding ...................................      44,613,910          621,486         7,283,404
                                                                     ==============    =============      =============

                                                                      Target          Target
                                                                      Maturity        Maturity
                                                                      Portfolio       Portfolio
                                                                      (Feb 97)         (May 97)
                                                                     -----------     -------------
From Operations:
  Net investment income ...........................................   $ 6,313,662      $ 4,462,235
  Net realized gain (loss) from investment transactions ...........       209,155          194,087
  Net change in unrealized gain (loss) on investments .............      (316,867)        (512,792)
                                                                      -----------      -----------
  Net increase in net assets resulting from operations ............     6,205,950        4,143,530
                                                                      -----------      -----------
Distributions to Unitholders:
  From net investment income ......................................    (6,700,405)      (4,433,542)
                                                                      -----------       -----------
  Total distributions to unitholders ..............................    (6,700,405)      (4,433,542)
                                                                      -----------       -----------
From Unit Transactions:
  Proceeds from sale of units .....................................            --               --
  Reinvestment of dividends and distributions .....................            --               --
  Cost of units repurchased .......................................            --               --
                                                                      -----------      -----------
  Net increase in net assets from unit transactions ...............            --               --
                                                                      -----------      -----------
    Total increase (decrease) .....................................      (494,455)        (290,012)
Net Assets:
  Beginning of year ...............................................    95,221,310       63,458,981
                                                                      -----------      -----------
  End of year .....................................................   $94,726,855      $63,168,969
                                                                      ===========      ===========
  investment income ...............................................   $   628,878      $   (31,341)
                                                                      ===========      ===========
Summary of Unit Transactions:
  Units sold ......................................................            --               --
  Reinvestment of dividends and distributions .....................            --               --
  Units repurchased ...............................................            --               --
                                                                      -----------      -----------
  Increase in units outstanding ...................................            --               --
                                                                      ===========      ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                 --------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                       For the Year Ended August 31, 1995

                                                                                     Money          Government
                                                                                     Market         Securities
                                                                                   Portfolio        Portfolio
                                                                                ----------------- ---------------

From Operations:
   Net investment income......................................................  $      14,748,722  $   30,466,625
   Net realized loss from investment transactions ............................                 --      (4,600,744)
   Net change in unrealized gain (loss) on investments .......................                 --       4,293,439
                                                                                ----------------- ---------------
   Net increase in net assets resulting from operations ......................         14,748,722      30,159,320
                                                                                ----------------- ---------------
Distributions to Unitholders:
   From net investment income ................................................        (14,700,440)    (30,842,606)
   In excess of net investment income ........................................                 --        (685,743)
   From paid-in capital ......................................................                 --              --
                                                                                ----------------- ---------------
   Total distributions to unitholders ........................................        (14,700,440)    (31,528,349)
                                                                                ----------------- ---------------
From Unit Transactions:
   Proceeds from sale of units ...............................................      3,043,450,086      21,279,121
   Reinvestment of dividends and distributions ...............................          6,769,666       9,375,252
   Cost of units repurchased .................................................     (2,885,160,983)    (93,957,586)
                                                                                ----------------- ---------------
   Net increase (decrease) in net assets from unit transactions ..............        165,058,769     (63,303,213)
                                                                                ----------------- ---------------
     Total increase (decrease)................................................        165,107,051     (64,672,242)
Net Assets:
   Beginning of year .........................................................        216,988,865     594,331,161
                                                                                ----------------- ---------------
   End of year ...............................................................  $     382,095,916  $  529,658,919
                                                                                ================= ===============
Accumulated undistributed (distributions in excess of) net
   investment income .........................................................  $              --  $     (685,743)
                                                                                ================= ===============
Summary of Unit Transactions:
   Units sold ................................................................      3,043,450,086       2,179,482
   Reinvestment of dividends and distributions ...............................          6,769,666         963,379
   Units repurchased .........................................................     (2,885,160,983)     (9,662,680)
                                                                                ----------------- ---------------
   Increase (decrease) in units outstanding ..................................        165,058,769      (6,519,819)
                                                                                ================= ===============

                                                                                                 Target         Target
                                                                                  Mortgage       Maturity      Maturity
                                                                                 Securities     Portfolio     Portfolio
                                                                                 Portfolio       (Feb 97)      (May 97)
                                                                               --------------- ------------- -------------
From Operations:
   Net investment income......................................................  $   16,818,748  $  6,581,990  $  4,514,298
   Net realized loss from investment transactions ............................      (3,551,399)   (1,844,120)      (339,194)
   Net change in unrealized gain (loss) on investments .......................       7,151,412     1,992,445        801,748
                                                                               --------------- ------------- --------------
   Net increase in net assets resulting from operations ......................      20,418,761     6,730,315      4,976,852
                                                                               --------------- ------------- --------------
Distributions to Unitholders:
   From net investment income ................................................     (16,818,748)   (6,068,263)    (4,420,145)
   In excess of net investment income ........................................        (434,471)           --             --
   From paid-in capital ......................................................        (406,506)           --             --
                                                                               --------------- ------------- --------------
   Total distributions to unitholders ........................................     (17,659,725)   (6,068,263)    (4,420,145)
                                                                               --------------- ------------- --------------
From Unit Transactions:
   Proceeds from sale of units ...............................................       7,814,480            --             --
   Reinvestment of dividends and distributions ...............................       4,880,915            --             --
   Cost of units repurchased .................................................     (34,931,625)   (2,821,023)    (5,964,428)
                                                                               --------------- ------------- --------------
   Net increase (decrease) in net assets from unit transactions ..............     (22,236,230)   (2,821,023)    (5,964,428)
                                                                               --------------- ------------- --------------
     Total increase (decrease)................................................     (19,477,194)   (2,158,971)    (5,407,721)
Net Assets:
   Beginning of year .........................................................     283,886,420    97,380,281     68,866,702
                                                                               --------------- ------------- --------------
   End of year ...............................................................  $  264,409,226  $ 95,221,310  $  63,458,981
                                                                               =============== ============= ==============
Accumulated undistributed (distributions in excess of) net
   investment income .........................................................  $   (1,397,205) $  1,015,621  $     (60,034)
                                                                               =============== ============= ==============
Summary of Unit Transactions:
   Units sold ................................................................         807,374            --             --
   Reinvestment of dividends and distributions ...............................         508,864            --             --
   Units repurchased .........................................................      (3,664,116)     (300,000)      (600,000)
                                                                               --------------- ------------- --------------
   Increase (decrease) in units outstanding ..................................      (2,347,878)     (300,000)      (600,000)
                                                                               =============== ============= ==============


                    The accompanying notes are an integral
                      part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                 --------------

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

           SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                           Income from investment       Distributions to
                                                 operations                unitholders
                                           ---------------------- -----------------------------
                                                                                        From
                                     Net                                       In        net       Net
                                    asset                Net        From     excess     real-     asset
                                   value at    Net    realized       net     of net     ized      value
                                    begin-   invest-   gain on     invest-   invest-   gain on      at
                                   ning of    ment     invest-      ment      ment     invest-    end of     Total
                                    period   income    ments/(a)/  income    income     ments     period   return/(b)/
                                   -------- -------- ------------ --------- --------- --------- --------- ------------
Year ended:    8/31/96 ...........  $ 1.00   $ 0.0539  $    --   $(0.0539) $    --    $    --    $ 1.00       5.51%
               8/31/95 ...........    1.00     0.0555       --    (0.0553)      --         --      1.00       5.56
               8/31/94 ...........    1.00     0.0329    0.0002   (0.0342)  (0.0001)   (0.0002)    1.00       3.50
               8/31/93 ...........    1.00     0.0305    0.0004   (0.0305)      --     (0.0005)    1.00       3.14
               8/31/92 ...........    1.00     0.0416    0.0008   (0.0416)      --     (0.0007)    1.00       4.39
               8/31/91 ...........    1.00     0.0641       --    (0.0641)      --         --      1.00       6.93
               8/31/90 ...........    1.00     0.0824       --    (0.0824)      --         --      1.00       8.58
               8/31/89 ...........    1.00     0.0899       --    (0.0899)      --         --      1.00       9.28
5/17/88/(c)/to 8/31/88 ...........    1.00     0.0214       --    (0.0214)      --         --      1.00       7.40(d)

                                                                          Ratio information
                                                                          assuming no waiver
                                                                          of fees or expense
                                                                            reimbursements
                                                                      ----------------------------
                                                 Ratio of
                                                   net
                                                  invest-
                                                   ment       Net                     Ratio of
                                     Ratio of     income     assets                     net
                                        net         to       at end    Ratio of      investment
                                     expenses     average      of      expenses to     income
                                    to average     net       period   to average     to average
                                    net assets    assets     (000's)    assets       net assets
                                   ------------ --------- ----------- ------------ ---------------
Year ended:    8/31/96 ...........    0.19%       5.37%    $ 426,710      0.31%         5.25%
               8/31/95 ...........    0.20        5.55       382,096      0.33          5.42
               8/31/94 ...........    0.25        3.29       216,989      0.34          3.20
               8/31/93 ...........    0.25        3.05       616,229      0.33          2.97
               8/31/92 ...........    0.25        4.16       864,924      0.29          4.12
               8/31/91 ...........    0.25        6.41       654,977      0.25          6.41
               8/31/90 ...........    0.25        8.24       258,304      0.25          8.24
               8/31/89 ...........    0.25        8.99       167,331      0.25          8.99
5/17/88/(c)/to 8/31/88 ...........    0.25/(d)/   7.27/(d)/  106,739      0.25/(d)/     7.27/(d)/

/(a)/Includes the balancing effect of calculating per share amounts. /(b)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/Commencement of operations.
/(d)/Annualized.



                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                 --------------

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

           SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD


                                                               Income from investment   Distributions to
                                                                     operations            unitholders
                                                               ---------------------- -------------------
                                                                             Net
                                                                          realized
                                                      Net                    and                   In        Net
                                                     asset                 unreal-      From     excess     asset
                                                     value at     Net     lized gain    net      of net     value
                                                     begin-     invest-   (loss) on    invest-   invest-     at
                                                     ning of     ment      invest-      ment      ment       end of    Total
                                                     period     income    ments(a)     income    income     period    return/(b)/
                                                    ---------- --------- ------------ --------- ---------  --------- ------------
Year ended:     8/31/96 ............................  $ 9.76    $0.6024    $(0.0055)  $(0.5969)  $    --     $ 9.76      6.26%
                8/31/95 ............................    9.78     0.5515     (0.0011)   (0.5582)  (0.0122)      9.76      5.82
                8/31/94 ............................    9.97     0.4286     (0.1974)   (0.4212)      --        9.78      2.33
                8/31/93 ............................   10.03     0.4641     (0.0599)   (0.4630)  (0.0012)      9.97      4.06
                8/31/92 ............................   10.00     0.5588      0.0311    (0.5594)      --       10.03      6.68
7/10/91/(d)/ to 8/31/91 ............................   10.00     0.0873     (0.0016)   (0.0857)      --       10.00      7.02/(e)/

                                                                                                         Ratio information
                                                                                                         assuming no waiver
                                                                                                         of fees or expense
                                                                                                           reimbursements
                                                                                                     ---------------------------
                                                                  Ratio of
                                                                    net
                                                                   invest-
                                                                    ment                     Net                    Ratio of
                                                       Ratio of    income      Post-        assets                     net
                                                         net         to        folio        at end     Ratio of     investment
                                                       expenses    average     turn-          of      expenses to     income
                                                     to average      net       over         period    to average    to average
                                                     net assets    assets      rate/(c)/    (000's)     assets      net assets
                                                    ------------ ----------   ----------- ---------- ------------- -------------
Year ended:     8/31/96 ............................    0.35%       6.16%       149.66%   $  535,702     0.35%         6.16%
                8/31/95 ............................    0.34        5.65         70.58       529,659     0.34          5.65
                8/31/94 ............................    0.35        4.25         42.27       594,331     0.37          4.23
                8/31/93 ............................    0.34        4.58         67.38     1,122,484     0.47          4.45
                8/31/92 ............................    0.36        5.91        195.53     1,153,410     0.59          5.68
7/10/91/(d)/ to 8/31/91 ............................    0.48(e)     7.16/(e)/     3.56        94,139     0.73/(e)/     6.91/(e)/

/(a)/Includes balancing effect of calculating per share amounts.
/(b)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/Includes the effect of mortgage dollar roll transactions.
/(d)/Commencement of operations.
/(e)/Annualized.



                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                 --------------

                         MORTGAGE SECURITIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS

           SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Income from                       Distributions to
                                               investment operations                   unitholders
                                               ---------------------- ---------------------------------------------

                                                             Net                                In
                                                           realized                           excess
                                       Net                   and                              of Net
                                      asset                unreal-       From     In excess    real-
                                     value at     Net     lized gain      net      of net      lized
                                      begin-    invest-   (loss)on      invest-    invest-    gain on     From
                                      ning of    ment      invest-       ment       ment      invest-    Paid in
                                      period    income    ments/(a)/    income     income       ment     capital
                                    ---------- --------- ------------ ---------- ----------- --------- ------------
Year ended:     8/31/96 ...........    $ 9.74    $0.6604   $(0.1195)   $(0.6309)  $     --    $    --    $     --
                8/31/95 ...........      9.62     0.6075     0.1539     (0.6075)   (0.0175)        --     (0.0164)
                8/31/94 ...........     10.13     0.5533    (0.4530)    (0.5719)   (0.0340)   (0.0044)         --
10/9/92/(d)/ to 8/31/93 ...........     10.00     0.4895     0.1144     (0.4702)        --         --          --

                                                                                                              Ratio information
                                                                                                              assuming no waiver
                                                                                                                    of fees
                                                                                                           -------------------------
                                                                           Ratio of
                                                                             net
                                                                            invest-
                                        Net                                  ment                  Net                   Ratio of
                                       asset                   Ratio of     income      Port-     assets                    net
                                       value                     net          to        folio     at end     Ratio of    investment
                                         at                    expenses     average      turn       of      expenses to    income
                                       end of      Total      to average      net        over     period    average net  to average
                                       period   return/(b)/   net assets     assets    rate/(c)/  (000's)    assets      net assets
                                      -------- ------------- ------------ ----------- ---------- --------- ------------- -----------
Year ended:     8/31/96 ...........    $ 9.65       5.67%       0.28%        6.64%      163.42%   $332,546    0.30%        6.62%
                8/31/95 ...........      9.74       8.20        0.26         6.36       130.98     264,409    0.32         6.30
                8/31/94 ...........      9.62       1.00        0.28         5.66       188.58     283,886    0.29         5.65
10/9/92/(d)/ to 8/31/93 ...........     10.13       6.27        0.33/(e)/    5.64/(e)/  146.24     213,510    0.38/(e)/    5.59/(e)/

/(a)/Includes balancing effect of calculating per share amounts.
/(b)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/Includes the effect of mortgage dollar roll transactions.
/(d)/Commencement of operations.
/(e)/Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.



                             TRUST FOR CREDIT UNIONS
                                 --------------
                           TARGET MATURITY PORTFOLIOS
                              FINANCIAL HIGHLIGHTS

           SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                                Income from
                                                                 Investment      Distributions to
                                                                 operations         unitholders
                                                             -----------------  --------------------
                                                                         Net
                                                                         realized
                                                      Net                and                   In         Net
                                                      asset              unreal-      From     excess     asset
                                                      value at  Net      ized gain     net     of net     value
                                                      begin-    invest-  (loss) on   invest-   invest-    at
                                                      ning of   ment     invest-      ment     ment       end of   Total
                                                      period    income   ments (a)   income    income     period   return(b)
                                                    ---------- -------- ----------- ---------- --------- -------- -----------
                                                     TARGET MATURITY PORTFOLIO (FEB 97)
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 8/31/96 ................................   $9.71  $0.6436  $(0.0106)  $(0.6830)   $   --     $9.66     6.70%
            8/31/95 ................................    9.63   0.6674    0.0261    (0.6135)       --      9.71     7.48
2/15/94(d)to8/31/94 ................................   10.00   0.3313   (0.4189)   (0.2824)       --      9.63    (0.83)
                                                     TARGET MATURITY PORTFOLIO (MAY 97)
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 8/31/96 ................................    9.99   0.7028   (0.0446)   (0.6982)       --      9.95     6.77
            8/31/95 ................................    9.91   0.6674    0.0673    (0.6547)       --      9.99     7.70
5/23/94(d)to8/31/94 ................................   10.00   0.1594   (0.0674)   (0.1594)  (0.0226)     9.91     0.92


                                                                        Ratio of
                                                                        net
                                                                        Invest-
                                                                        ment               Net
                                                        Ratio of        income    Port-    assets
                                                        net             to        folio    at end
                                                        expenses        average   turn     of
                                                        to average      net       over     period
                                                        net assets      assets    rate(c)  (000's)
                                                    ------------------- -------- -------- ----------
                                                     TARGET MATURITY PORTFOLIO (FEB 97)
----------------------------------------------------------------------------------------------------
Year ended: 8/31/96 ................................       0.39%       6.64%      211.33%   $94,727
            8/31/95 ................................       0.41        6.94       171.98     95,221
2/15/94(d)to8/31/94 ................................       0.42(e)     6.30(e)    156.03     97,380
                                                     TARGET MATURITY PORTFOLIO (MAY 97)
----------------------------------------------------------------------------------------------------
Year ended: 8/31/96 ................................       0.43        7.03       190.34     63,169
            8/31/95 ................................       0.45        6.77       147.76     63,459
5/23/94(d)to8/31/94 ................................       0.48(e)     5.80(e)     74.68     68,867

(a)Includes balancing effect of calculating per share amounts.
(b)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period and no redemption fee. For Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), total return would be reduced if a redemption fee were taken into account.
(c)Includes the effect of mortgage dollar roll transactions.
(d)Commencement of operations.
(e)Annualized.



The accompanying notes are an integral part of these financial statements.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                         NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1996


1.   Organization

     Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of five diversified portfolios: the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio
(May 97). Units of the Fund are offered for sale solely to state and federally chartered credit unions. Unless extended by appropriate action of the Fund's Board of Trustees and by the unitholders, Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (the "Target Maturity Portfolios") will be liquidated on or about February 18, 1997 and May 15, 1997, respectively, (the "Termination Date") at which time all units of these portfolios that are outstanding as of the close of business on the respective Termination Date will be redeemed by the Fund at their net asset value.

2.   Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

   A.   Investment Valuation
   -------------------------

     For the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios, investments in mortgage backed and asset backed obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established under the direction of the Fund's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Fund's valuation procedures. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios are valued at amortized cost, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

                            TRUST FOR CREDIT UNIONS
                               ----------------
                  NOTES TO FINANCIAL STATEMENTS - (Continued)


2.   Summary of Significant Accounting Policies -- (Continued)

   B.   Security Transactions and Investment Income
   ------------------------------------------------

     Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio and the Target Maturity Portfolios amortize market discounts and premiums on certain mortgage backed securities and treasury obligations.

     For the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized on an effective yield basis over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified in interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

   C.   Mortgage Dollar Rolls
   --------------------------

     The Government Securities, Mortgage Securities and Target Maturity Portfolios may enter into mortgage "dollar rolls" in which the portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The portfolios will hold and maintain in a segregated account until the settlement date, cash or liquid debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996

2.   Summary of Significant Accounting Policies -- (Continued)

   D.   Federal Taxes
   ------------------
     It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital.

     As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                     Portfolio                                 Amount                      Years of Expiration
      ---------------------------------------- ----------------------------------------  -----------------------
      Government Securities..................                $17,941,000                        1999 - 2004
      Mortgage Securities....................                 10,753,000                        2001 - 2004
      Target Maturity (Feb 97)...............                  4,182,000                           1997*
      Target Maturity (May 97)...............                    398,000                           1997*

      * Represents earlier of Termination Date of portfolio or actual expiration date of capital loss carry forward.

     These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

   E.   Deferred Organization Expenses
   -----------------------------------
     Organization-related costs are being amortized on a straight-line basis over a period of five years for the Government Securities and Mortgage Securities Portfolios, and over three years for the Target Maturity Portfolios.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996

2.   Summary of Significant Accounting Policies -- (Continued)

   F.   Expenses
   -------------
     Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.   Agreements

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to the general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                            Portfolio                                     Asset levels                  Fee
      -------------------------------------------------------  -----------------------------------  -------------
      Money Market.........................................    up to $300 million                      0.20%
                                                               in excess of $300 million               0.15%
      Government Securities................................    all                                     0.20%
      Mortgage Securities..................................    all                                     0.20%
      Target Maturity Portfolios...........................    up to $75 million                       0.25%
                                                               in excess of $75 million                0.20%

     Effective July 1, 1995, Goldman Sachs voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .12% of the first $250 million, .10% of the next $250 million, .09% of the next $250 million and
 .08% over $750 million of the portfolio's average daily net assets. For the fiscal year ended August 31, 1996, Goldman Sachs waived advisory fees amounting to $351,232.

     During the period from August 1, 1995 to January 31, 1996, Goldman Sachs voluntarily agreed to limit its advisory fee with respect to the Mortgage Securities Portfolio to .15% of the portfolio's average daily net assets. For the fiscal year ended August 31, 1996, Goldman Sachs waived advisory fees amounting to $59,027.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996

3.   Agreements -- (Continued)

     Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 38 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                                 Portfolio                             Fee
        ---------------------------------------------------------- -----------
        Money Market..............................................    0.10%
        Government Securities.....................................    0.10%
        Mortgage Securities.......................................    0.05%
        Target Maturity Portfolios................................    0.05%

     For the fiscal year ended August 31, 1996, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to .05% of the first $500 million, .04% of the next $250 million and .03% over $750 million of the portfolio's average net assets. For the fiscal year ended August 31, 1996, CUFSLP waived administration fees amounting to $251,230.

     Effective July 1, 1995, CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such Expenses of the Money Market Portfolio. For the fiscal year ended August 31, 1996, no expenses were required to be reimbursed by CUFSLP under this agreement.

     The Government Securities Portfolio bears the fees payable under the Administration Agreement and the Advisory Agreement as well as other expenses incurred in its operations. CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory and administration fees) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the fiscal year ended August 31, 1996, $176 was reimbursed by CUFSLP and no expenses were reimbursed by Goldman Sachs under this agreement.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996

3.   Agreements -- (Continued)

     Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. For the fiscal year ended August 31, 1996, neither received any compensation for this service. Goldman Sachs also serves as Transfer Agent of the Fund for a fee.

4.   Investment Transactions

     Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) for the fiscal year ended August 31, 1996 were as follows ($ in thousands):

                                                                                              Target           Target
                                                           Government       Mortgage         Maturity         Maturity
                                                           Securities      Securities       Portfolio        Portfolio
                                                           Portfolio        Portfolio         (Feb 97)         (May 97)
                                                         -------------    -------------    -------------    -------------
Purchases of U.S. Government and agency
   obligations.....................................          $831,733         $481,469         $137,303          $97,577

Purchases (excluding U.S. Government and agency
   obligations)....................................                --           76,620           50,004           14,342

Sales or maturities of U.S. Government and agency
   obligations.....................................           782,015          411,879          156,579           97,535

Sales or maturities (excluding U.S. Government and
   agency obligations).............................                --           79,056           50,228           20,853

5.   Repurchase Agreements

     During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996

6.   Joint Repurchase Agreement Accounts

     The portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

     As of August 31, 1996, the Money Market Portfolio had a 3.97% undivided interest in the repurchase agreements in the following joint account which equaled $152,800,000 in principal amount. As of August 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                                                       Principal     Interest     Maturity       Amortized
                                                                        Amount         Rate         Date            Cost
                                                                       ---------     --------     --------       ----------
Bankers Trust Securities Corp., dated 08/30/96, repurchase price
   $1,000,583  (U.S. Treasury Notes: $570,482, 5.13%-9.13%,
   06/30/97-08/15/01) (U.S. Treasury Bills: $448,347,
   10/17/96-11/07/96)............................................      $1,000,000       5.25%      09/03/96      $1,000,000
Bear Stearns Companies, Inc., dated 08/30/96, repurchase price
   $500,292 (U.S. Treasury Interest-Only Strips: $507,966,
   02/15/98-08/15/03)............................................         500,000       5.25       09/03/96         500,000
Chase Securities, Inc., dated 08/30/96, repurchase  price
   $1,020,596 (U.S. Treasury Bills: $99,805, 06/26/97-08/21/97)
   (U.S. Treasury Notes: $940,600, 4.38%-8.88%,
   11/15/96-02/15/03)............................................       1,020,000       5.26       09/03/96       1,020,000
Daiwa Securities, dated 08/30/96, repurchase price $125,073
   (U.S. Treasury  Bill: $112,089, 11/14/96) (U.S. Treasury
   Notes: $15,412, 6.13%, 09/30/00)..............................         125,000       5.25       09/03/96         125,000
Goldman, Sachs & Co., dated 08/30/96, repurchase price $1,000,587
   (U.S. Treasury Note: $65,652, 6.13%, 05/31/97) (U.S. Treasury
   Interest-Only Strips: $652,161, 11/15/96-08/15/03) (U.S.
   Treasury Principal-Only Strips: $297,596, 11/15/96-08/15/03)
   (U.S. Treasury Interest-Only Strips: $4,830,
   02/15/97-05/15/03)............................................       1,000,000       5.28       09/03/96       1,000,000
UBS Securities, Inc., dated 08/30/96, repurchase price $100,058,
   (U.S. Treasury Note: $102,496, 6.63%, 07/31/01) ..............         100,000       5.18       09/03/96         100,000
UBS Securities, Inc., dated 08/30/96, repurchase price $100,057,
   (U.S. Treasury Note: $102,496, 6.63%, 07/31/01) ..............         100,000       5.16       09/03/96         100,000
                                                                                                                 ----------

     Total Joint Repurchase Agreement Account..............................................................      $3,845,000
                                                                                                                 ==========

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996

6.   Joint Repurchase Agreement Accounts -- (Continued)

     As of August 31, 1996, the Money Market, Government Securities, Mortgage Securities, Target Maturity (Feb 97) and Target Maturity (May 97) Portfolios had a 1.08%, 1.11%, 0.22%, 0.60% and 0.20% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $25,000,000, $25,600,000, $5,100,000, $13,800,000 and $4,700,000 in principal amount, respectively. As of August 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                                                       Principal     Interest     Maturity      Amortized
                                                                        Amount         Rate          Date          Cost
                                                                       ---------     --------     --------      ---------
Chase Securities, dated 08/30/96, repurchase price $150,088 (U.S.
   Treasury Notes: $153,001, 5.50-7.75%, 11/15/98-11/30/99)......       $150,000        5.29%     09/03/96       $150,000

Bear Stearns Companies, Inc., dated 08/30/96, repurchase price
   $200,117 (FHLMC: $53,321, 7.00%-8.00%, 10/01/10-08/01/26)
   (FNMA: $152,695, 8.00%-9.00%, 07/01/22-09/01/26)..............        200,000        5.28      09/03/96        200,000

Nomura Securities, Inc., dated 08/30/96, repurchase price
   $475,278 (FHLMC: $365,152, 5.50%-9.50%, 05/01/99-08/01/26)
   (FNMA: $121,873, 6.00%-7.50%, 08/01/08-06/01/26)..............        475,000        5.26      09/03/96        475,000

Nomura Securities, Inc., dated 08/30/96, repurchase price
   $500,293 (U.S. Treasury Note: $688, 6.25%, 05/31/00) (FHLB:
   $71,881, 4.61%-7.61%, 12/20/96-06/13/05) (FHLMC: $153,763,
   5.04%-8.13%, 09/30/96-08/18/05) (FNMA: $256,148, 5.39%-8.35%,
   11/15/96-08/23/06) (FFCB: $19,345, 5.35%-5.88%,
   09/03/96-05/12/97) (TVA: $8,180, 6.00%-6.50%, 01/15/97-
   -08/20/01)....................................................        500,000        5.27      09/03/96        500,000

Smith Barney, Inc., dated 08/30/96, repurchase price $200,117
   (U.S. Treasury Notes: $85,124, 5.38%-8.25%, 03/31/97-11/30/00)
   (U.S. Treasury Principal-Only Strips: $47,555, 11/15/96-
   08/15/05) (U.S. Treasury Interest-Only Strips: $70,822,
   02/15/97-02/15/04)............................................        200,000        5.25      09/03/96        200,000

SBC Securities, Inc., dated 08/30/96, repurchase price $786,058
   (U.S. Treasury Bills: $132,184, 09/19/96-02/27/97) (U.S.
   Treasury Notes: $672,191, 4.75%-9.13%, 09/30/96-05/15/99).....        785,600        5.25      09/03/96        785,600
                                                                                                               ----------

     Total Joint Repurchase Agreement Account.............................................................     $2,310,600
                                                                                                               ==========

7.   Redemption Fees

     Unitholders of the Target Maturity Portfolios who redeem their units prior to the respective Termination Date will be charged a redemption fee equal to
 .50% of the net asset value of the redeemed units at the time of the redemption. The redemption fee is not a sales charge, but is kept by the respective portfolio for the benefit of continuing unitholders.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                 August 31, 1996


8.   Certain Reclassifications

     In accordance with Statement of Position 93-2, the Mortgage Securities Portfolio has reclassified $406,066, which represents an increase to paid-in capital and a decrease to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the portfolio and is designed to present the portfolio's capital accounts on a tax basis.

9.   Other Matters

     Pursuant to an SEC exemptive order, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements with Goldman Sachs or its affiliate, Goldman Sachs Money Markets L.P., subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions on an annual basis.

                             TRUST FOR CREDIT UNIONS

                                ---------------

                       UNAUDITED SUPPLEMENTAL INFORMATION

                                 August 31, 1996

Shareholder Meeting

     At a special shareholder meeting held on September 30, 1996, three
Trustees of the Trust for Credit Unions (the "Trust") were elected (Proposal 1). These Trustees were Rudolf J. Hanley, Chief Executive Officer of Orange County Federal Credit Union; Betty G. Hobbs, President and Chief Executive Officer of Tennessee Teachers Credit Union; and John P. McNulty, General Partner of Goldman, Sachs & Co. and Co-Head of Goldman Sachs Asset Management. The following Trustees of the Trust will continue in office: Gene R. Artemenko, James C. Barr, Edgar F. Callahan, Robert M. Coen, John T. Collins, Thomas S. Condit, John L. Ostby and Wendell A. Sebastian.

     Other actions taken were the ratification of Arthur Andersen LLP as the Trust's independent accountants (Proposal 2) and the approval of an amendment to the TCU Money Market Portfolio's fundamental investment restrictions regarding the concentration of investments in bank obligations (Proposal 3).

     At the shareholder meeting, the following were the number of units voted, either in person or by proxy:

----------------------------------------------------------------------------------------------------------------------
                           Money         Government      Mortgage     Target Maturity   Target Maturity
                          Market         Securities     Securities       Portfolio         Portfolio
                         Portfolio       Portfolio       Portfolio        (Feb 97)          (May 97)          Total
                         ---------       ---------       ---------        --------          --------          -----
----------------------------------------------------------------------------------------------------------------------
# of Units              450,997,400      55,078,085     34,462,321       9,809,980         6,350,000       556,697,786
Outstanding
----------------------------------------------------------------------------------------------------------------------
# of Units Voted        278,654,025      31,487,621     20,162,442       4,159,970         4,650,000       339,114,058
----------------------------------------------------------------------------------------------------------------------
% of Outstanding
Units Voted                 62%             57%             59%             42%               73%              61%
----------------------------------------------------------------------------------------------------------------------

The following is the vote tabulation for each of the Proposals:

Proposal 1:
Rudolf J. Hanley         For:     338,649,692          Withholding Authority:       464,366
Betty G. Hobbs           For:     333,369,405          Withholding Authority:       5,744,653
John P. McNulty          For:     338,270,605          Withholding Authority:       843,453

Proposal 2:      For:     338,091,539        Against:     1,022,519        Abstain:     0

Proposal 3:      For:     265,011,768        Against:     3,642,257        Abstain:     10,000,000

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

[LOGO OF GOLDMAN SACHS APPEARS HERE]

---------------------------------


             TRUST

      for Credit Unions


---------------------------------

Trustees
Rudolf J. Hanley, Chairman
Robert M. Coen, Vice-Chairman
Gene R. Artemenko
James C. Barr
Edgar F. Callahan
John T. Collins
Thomas S. Condit
Betty G. Hobbs
John P. McNulty
John L. Ostby
Wendell A. Sebastian

Officers
Wendell A. Sebastian
President
Robert F. Deutsch
Vice President
Charles W. Filson
Vice President
John W. Mosior
Vice President
Nancy L. Mucker
Vice President
Pauline Taylor
Vice President
Scott M. Gilman
Treasurer
John M. Perlowski
Assistant Treasurer
Michael J. Richman
Secretary
Howard B. Surloff
Assistant Secretary

Administrator
Callahan Credit Union Financial Services
Limited Partnership

Investment Advisor
Goldman Sachs Asset Management,
a separate operating division
of Goldman, Sachs & Co.

Transfer Agent
Goldman, Sachs & Co.

Distributors
Callahan Financial Services, Inc.
Goldman, Sachs & Co.